Exhibit 10.9

MERCATOR PARTNERS ACQUISITION CORP.

                    , 2005

Mercator Capital L.L.C.

One Fountain Square,

11911 Freedom Drive, Suite 1080,

Reston, Virginia 20190

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Mercator Partners Acquisition Corp. (“Company”) and continuing until (the “Termination Date”) the earlier of the consummation by the Company of a “Business Combination” or the distribution of the Company’s “Trust Fund” (as such terms are described in the Company’s IPO prospectus), Mercator Capital L.L.C. shall make available to the Company certain office and administrative services as may be required by the Company from time to time, situated at One Fountain Square, 11911 Freedom Drive, Suite 1080, Reston, Virginia 20190. In exchange therefore, the Company shall pay Mercator Capital L.L.C. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

MERCATOR PARTNERS ACQUISITION CORP.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

MERCATOR CAPITAL L.L.C.

By:
Name:
Title: